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                                                                    Exhibit 99.2

                     [FORM OF NOTICE OF GUARANTEED DELIVERY]

                          NOTICE OF GUARANTEED DELIVERY

                                  FOR TENDER OF

                        5.125% GUARANTEED NOTES DUE 2013
                        5.500% GUARANTEED NOTES DUE 2015

                                       OF

                           COCA-COLA HBC FINANCE B.V.

              FULLY, UNCONDITIONALLY AND IRREVOCABLY GUARANTEED BY

                    COCA-COLA HELLENIC BOTTLING COMPANY S.A.



               PURSUANT TO THE PROSPECTUS DATED           , 2004

      THE EXCHANGE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
         NEW YORK CITY TIME, ON           , 2004 UNLESS EXTENDED AS TO
                              ONE OR MORE SERIES.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

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BY FACSIMILE FOR ELIGIBLE INSTITUTIONS:          BY MAIL/OVERNIGHT COURIER/HAND:

Attention:                                       The Bank of New York Corporate Trust Administration
CONFIRM BY TELEPHONE:                            One Canada Square
                                                 London E14 5AL
                                                 United Kingdom
                                                 Attention: o
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     This notice of guaranteed delivery, or one substantially equivalent to this form, must be used to accept the exchange offers (as defined below) if (1)
certificates for Coca-Cola HBC Finance B.V.'s 5.125% Notes due 2013 and 5.500%
Notes due 2015, each of which is fully, unconditionally and irrevocably guaranteed by Coca-Cola Hellenic Bottling Company S.A. (the "Guarantor"), (the
"Old Notes") are not immediately available, (2) Old Notes, the letter of transmittal and all other required documents cannot be delivered to the exchange agent prior the expiration time (as defined in the prospectus referred to below)
applicable to the series being tendered or (3) the procedures for delivery by book-entry transfer cannot be completed prior to the applicable expiration time.
This notice of guaranteed delivery may be transmitted by facsimile or delivered by mail, hand or overnight courier to the exchange agent prior to the applicable expiration time. See "The Exchange Offers - Procedures for Tendering" in the
prospectus.

     In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the exchange offers, a completed, signed and dated Letter of Transmittal (or facsimile thereof) relating to the Old Notes must be received by the exchange agent at or prior to the related expiration time.

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     TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A
NUMBER OTHER THAN AS SET FORTH ABOVE OR DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF AN "ELIGIBLE INSTITUTION" IS REQUIRED TO GUARANTEE A SIGNATURE ON A LETTER OF TRANSMITTAL PURSUANT TO THE INSTRUCTIONS THEREIN, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX IN THE LETTER OF TRANSMITTAL.

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Ladies and Gentlemen:

     The undersigned hereby tenders to Coca-Cola HBC Finance B.V., a Dutch corporation, (the "Company"), upon the terms and subject to the conditions set forth in the prospectus dated , 2004 (as it may be amended or supplemented from time to time, the "prospectus") and the related letter of transmittal (which together constitute as to each series an "exchange offer"), receipt of which is hereby acknowledged, the aggregate principal amount of the series of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offers - Procedures for Tendering - Guaranteed Delivery."

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Aggregate Principal Amount and Series Tendered     Signature


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Certificate Numbers (If available)                 Name of Registered Holder


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DTC Account Number(s)                              Telephone Number (Include area code)


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Date                                               Address (Include zip code)

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                             GUARANTEE OF DELIVERY

    (THIS SECTION MUST BE COMPLETED; NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, an "eligible guarantor institution" meeting the requirements of the registrar for the Old Notes, which requirements include membership or participation in the Security Transfer Agent Medallion Program, or STAMP, or such other "signature guarantee program" as may be determined by the registrar for the Old Notes in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the exchange agent, at its number or address set forth above, either the Old Notes tendered hereby in proper form for transfer to confirmation of the book-entry transfer of such Old Notes to be applicable exchange agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the prospectus, in either case together with one or more properly completed and duly executed letters of transmittal (or facsimile thereof), or an agent's message (as defined in the prospectus), and any other required documents prior to 5:00 P.M., New York City time, on the third business day after the expiration time relating to the series of Notes being tendered.

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     The undersigned acknowledges that it must deliver the letters of transmittal, or an agent's message, and the Old Notes tendered hereby, or a book-entry confirmation, to the exchange agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.


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Name of Firm                                       Authorized Signature


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Telephone Number (Include area code)               Title


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Address (Include zip code)                         Date

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     DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL
SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL, OR AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS.